      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 9, 1996

                                                      REGISTRATION NO. 333-01911
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 3
                                       TO
                                    FORM S-3

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            ------------------------

                           FOODBRANDS AMERICA, INC.*
             (Exact name of registrant as specified in its charter)

             DELAWARE                          13-2535513
  (State or other jurisdiction of    (I.R.S. Employer Identification
  incorporation or organization)                  No.)

                     1601 NORTHWEST EXPRESSWAY, SUITE 1700
                       OKLAHOMA CITY, OKLAHOMA 73118-1495
                                 (405) 879-4100

               (Address, including zip code and telephone number,
                      including area code, of registrants'
                          principal executive offices)

                                HORST O. SIEBEN
               SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                            FOODBRANDS AMERICA, INC.
                     1601 NORTHWEST EXPRESSWAY, SUITE 1700
                       OKLAHOMA CITY, OKLAHOMA 73118-1495
                                 (405) 879-4100

               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)
                         ------------------------------

                                   COPIES TO:

         John M. Mee, Esq.             Jonathan A. Schaffzin, Esq.
      Brice E. Tarzwell, Esq.            Cahill Gordon & Reindel
   McAfee & Taft A Professional              80 Pine Street
            Corporation                 New York, New York 10005
Two Leadership Square, Tenth Floor           (212) 701-3000
   Oklahoma City, Oklahoma 73102
          (405) 235-9621

                         ------------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.
                         ------------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                         ------------------------------

    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

- ------------------------------
* Information regarding additional registrants is contained in the table of Additional Registrants.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on the 9th day of May, 1996.

                                          FOODBRANDS AMERICA, INC.

                                          By      /s/  R. RANDOLPH DEVENING*

                                            ------------------------------------
                                                   R. Randolph Devening,
                                               CHAIRMAN, PRESIDENT AND CHIEF
                                                      EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                         TITLE                         DATE
- ------------------------------------------------------  --------------------------------------  -----------------
              /s/  R. RANDOLPH DEVENING*                Chairman, President, Chief Executive
     -------------------------------------------        Officer and Director (Principal
                 R. Randolph Devening                   Executive Officer)

                /s/  HORST O. SIEBEN*                   Senior Vice President and Chief
     -------------------------------------------        Financial Officer (Principal Financial
                   Horst O. Sieben                      Officer)

                /s/  WILLIAM L. BRADY                   Vice President and Controller
     -------------------------------------------        (Principal Accounting Officer)
                   William L. Brady

                 /s/  THEODORE AMMON*                   Director
     -------------------------------------------
                    Theodore Ammon

                /s/  RICHARD T. BERG*                   Director
     -------------------------------------------
                   Richard T. Berg

              /s/  DORT A. CAMERON III*                 Director                                      May 9, 1996
     -------------------------------------------
                 Dort A. Cameron III

                 /s/  TERRY M. GRIMM*                   Director
     -------------------------------------------
                    Terry M. Grimm

                  /s/  PAUL S. LEVY*                    Director
     -------------------------------------------
                     Paul S. Levy

                /s/  PETER A. JOSEPH*                   Director
     -------------------------------------------
                   Peter A. Joseph

            /s/  ANGUS C. LITTLEJOHN, JR.*              Director
     -------------------------------------------
               Angus C. Littlejohn, Jr.

                /s/  PAUL W. MARSHALL*                  Director
     -------------------------------------------
                   Paul W. Marshall

          *By         /s/  WILLIAM L. BRADY
     -------------------------------------------
                     William L. Brady
                     ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on the 9th day of May, 1996.

                                          BRENNAN PACKING CO., INC., a Delaware
                                          corporation

                                          By      /s/  R. RANDOLPH DEVENING*

                                            ------------------------------------
                                                   R. Randolph Devening,
                                                         PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                         TITLE                         DATE
- ------------------------------------------------------  --------------------------------------  -----------------
              /s/  R. RANDOLPH DEVENING*                President and Director
     -------------------------------------------        (Principal Executive Officer)
                 R. Randolph Devening

                /s/  WILLIAM L. BRADY                   Vice President, Controller and                May 9, 1996
     -------------------------------------------        Director
                   William L. Brady                     (Principal Accounting Officer)

                /s/  BRYANT P. BYNUM*                   Vice President, Treasurer and
     -------------------------------------------        Secretary
                   Bryant P. Bynum                      (Principal Financial Officer)

                /s/  HORST O. SIEBEN*                   Director
     -------------------------------------------
                   Horst O. Sieben

          *By         /s/  WILLIAM L. BRADY
     -------------------------------------------
                     William L. Brady
                     ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on the 9th day of May, 1996.

                                          CONTINENTAL DELI FOODS, INC.,
                                          a Delaware corporation

                                          By       /s/  RAYMOND J. HAEFELE*

                                            ------------------------------------
                                                    Raymond J. Haefele,
                                                         PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                         TITLE                         DATE
- ------------------------------------------------------  --------------------------------------  -----------------
               /s/  RAYMOND J. HAEFELE*                 President
     -------------------------------------------        (Principal Executive Officer)
                  Raymond J. Haefele

                /s/  WILLIAM L. BRADY                   Vice President, Assistant Controller
     -------------------------------------------        and Director
                   William L. Brady

                /s/  BRYANT P. BYNUM*                   Vice President, Treasurer and                 May 9, 1996
     -------------------------------------------        Secretary
                   Bryant P. Bynum                      (Principal Financial Officer)

                  /s/  DIANE EMRICK*                    Controller
     -------------------------------------------        (Principal Accounting Officer)
                     Diane Emrick

                /s/  HORST O. SIEBEN*                   Director
     -------------------------------------------
                   Horst O. Sieben

              /s/  R. RANDOLPH DEVENING*                Director
     -------------------------------------------
                 R. Randolph Devening

          *By         /s/  WILLIAM L. BRADY
     -------------------------------------------
                     William L. Brady
                     ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on the 9th day of May, 1996.

                                          DOSKOCIL FOOD SERVICE COMPANY, L.L.C.,
                                          an Oklahoma limited liability company

                                            By Continental Deli Foods, Inc., a
                                            Delaware corporation, Member-Manager

                                             By     /s/  RAYMOND J. HAEFELE*

                                               ---------------------------------
                                                      Raymond J. Haefele,
                                                           PRESIDENT

                                             By RKR-GP, Inc., a Delaware
                                             corporation, Member-Manager

                                             By    /s/  WILLIAM E. ROSENTHAL*

                                               ---------------------------------
                                                     William E. Rosenthal,
                                                           PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                         TITLE                         DATE
- ------------------------------------------------------  --------------------------------------  -----------------
CONTINENTAL DELI FOODS, INC.:

               /s/  RAYMOND J. HAEFELE*                 President
     -------------------------------------------        (Principal Executive Officer)
                  Raymond J. Haefele

                /s/  WILLIAM L. BRADY                   Vice President, Assistant Controller
     -------------------------------------------        and Director
                   William L. Brady

                /s/  BRYANT P. BYNUM*                   Vice President, Treasurer and                 May 9, 1996
     -------------------------------------------        Secretary
                   Bryant P. Bynum                      (Principal Financial Officer)

                  /s/  DIANE EMRICK*                    Controller
     -------------------------------------------        (Principal Accounting Officer)
                     Diane Emrick

                /s/  HORST O. SIEBEN*                   Director
     -------------------------------------------
                   Horst O. Sieben

              /s/  R. RANDOLPH DEVENING*                Director
     -------------------------------------------
                 R. Randolph Devening

          *By         /s/  WILLIAM L. BRADY
     -------------------------------------------
                     William L. Brady
                     ATTORNEY-IN-FACT

                      SIGNATURE                                         TITLE                         DATE
- ------------------------------------------------------  --------------------------------------  -----------------
RKR-GP, INC.:

              /s/  WILLIAM E. ROSENTHAL*                President and Director
     -------------------------------------------        (Principal Executive Officer)
                 William E. Rosenthal

                 /s/  TONY L. PRATER*                   Vice President and Director
     -------------------------------------------
                    Tony L. Prater

               /s/  JOSEPH C. PENSHORN*                 Treasurer and Director
     -------------------------------------------
                  Joseph C. Penshorn

                 /s/  HOWARD S. KATZ*                   Vice President and Director                   May 9, 1996
     -------------------------------------------
                    Howard S. Katz

                /s/  BRYANT P. BYNUM*                   Vice President, Assistant Secretary
     -------------------------------------------        and Assistant Treasurer
                   Bryant P. Bynum                      (Principal Financial Officer)

                /s/  WILLIAM L. BRADY                   Vice President and Assistant Secretary
     -------------------------------------------        (Principal Accounting Officer)
                   William L. Brady

              /s/  R. RANDOLPH DEVENING*                Director
     -------------------------------------------
                 R. Randolph Devening

          *By         /s/  WILLIAM L. BRADY
     -------------------------------------------
                     William L. Brady
                     ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on the 9th day of May, 1996.

                                          SPECIALTY BRANDS, INC.
                                          a Delaware corporation (formerly,
                                          Doskocil Specialty Brands Company)

                                          By        /s/  PATRICK A. O'RAY*

                                            ------------------------------------
                                                     Patrick A. O'Ray,
                                                         PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                         TITLE                         DATE
- ------------------------------------------------------  --------------------------------------  -----------------
                /s/  PATRICK A. O'RAY*                  President
     -------------------------------------------        (Principal Executive Officer)
                   Patrick A. O'Ray

                /s/  WILLIAM L. BRADY                   Vice President, Assistant Controller
     -------------------------------------------        and Director
                   William L. Brady

                /s/  BRYANT P. BYNUM*                   Vice President, Treasurer                     May 9, 1996
     -------------------------------------------        and Secretary
                   Bryant P. Bynum                      (Principal Financial Officer)

                   /s/  ROBIN BHAT*                     Controller
     -------------------------------------------        (Principal Accounting Officer)
                      Robin Bhat

                /s/  HORST O. SIEBEN*                   Director
     -------------------------------------------
                   Horst O. Sieben

              /s/  R. RANDOLPH DEVENING*                Director
     -------------------------------------------
                 R. Randolph Devening

          *By         /s/  WILLIAM L. BRADY
     -------------------------------------------
                     William L. Brady
                     ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on the 9th day of May, 1996.

                                          FBAI INVESTMENTS CORPORATION, an
                                          Oklahoma corporation

                                          By      /s/  R. RANDOLPH DEVENING*

                                            ------------------------------------
                                                   R. Randolph Devening,
                                                         PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                         TITLE                         DATE
- ------------------------------------------------------  --------------------------------------  -----------------
              /s/  R. RANDOLPH DEVENING*                President and Director
     -------------------------------------------        (Principal Executive Officer)
                 R. Randolph Devening

                /s/  WILLIAM L. BRADY                   Vice President, Controller                    May 9, 1996
     -------------------------------------------        and Director
                   William L. Brady                     (Principal Accounting Officer)

                /s/  BRYANT P. BYNUM*                   Vice President, Treasurer
     -------------------------------------------        and Secretary
                   Bryant P. Bynum                      (Principal Financial Officer)

                /s/  HORST O. SIEBEN*                   Director
     -------------------------------------------
                   Horst O. Sieben

          *By         /s/  WILLIAM L. BRADY
     -------------------------------------------
                     William L. Brady
                     ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on the 9th day of May, 1996.

                                          KPR HOLDINGS, L.P., a Delaware limited
                                          partnership

                                          By RKR-GP, Inc., a Delaware
                                          corporation,
                                          General Partner

                                          By      /s/  WILLIAM E. ROSENTHAL*

                                            ------------------------------------
                                                   William E. Rosenthal,
                                                         PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                         TITLE                         DATE
- ------------------------------------------------------  --------------------------------------  -----------------
RKR-GP, INC.:

              /s/  WILLIAM E. ROSENTHAL*                President and Director
     -------------------------------------------        (Principal Executive Officer)
                 William E. Rosenthal

                /s/  WILLIAM L. BRADY                   Vice President and Assistant Secretary
     -------------------------------------------        (Principal Accounting Officer)
                   William L. Brady

                /s/  BRYANT P. BYNUM*                   Vice President, Assistant Secretary           May 9, 1996
     -------------------------------------------        and Assistant Treasurer
                   Bryant P. Bynum                      (Principal Financial Officer)

                 /s/  TONY L. PRATER*                   Vice President and Director
     -------------------------------------------
                    Tony L. Prater

               /s/  JOSEPH C. PENSHORN*                 Treasurer and Director
     -------------------------------------------
                  Joseph C. Penshorn

                 /s/  HOWARD S. KATZ*                   Vice President and Director
     -------------------------------------------
                    Howard S. Katz

              /s/  R. RANDOLPH DEVENING*                Director
     -------------------------------------------
                 R. Randolph Devening

          *By         /s/  WILLIAM L. BRADY
     -------------------------------------------
                     William L. Brady
                     ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on the 9th day of May, 1996.

                                          NATIONAL SERVICE CENTER, INC.,
                                          a Delaware corporation

                                          By      /s/  R. RANDOLPH DEVENING*

                                            ------------------------------------
                                                   R. Randolph Devening,
                                                         PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, Amendment No. 3 to the this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                         TITLE                         DATE
- ------------------------------------------------------  --------------------------------------  -----------------
              /s/  R. RANDOLPH DEVENING*                President and Director
     -------------------------------------------        (Principal Executive Officer)
                 R. Randolph Devening

                /s/  WILLIAM L. BRADY                   Vice President, Controller                    May 9, 1996
     -------------------------------------------        and Director
                   William L. Brady                     (Principal Accounting Officer)

                /s/  BRYANT P. BYNUM*                   Vice President, Treasurer
     -------------------------------------------        and Secretary
                   Bryant P. Bynum                      (Principal Financial Officer)

                /s/  HORST O. SIEBEN*                   Director
     -------------------------------------------
                   Horst O. Sieben

          *By         /s/  WILLIAM L. BRADY
     -------------------------------------------
                     William L. Brady
                     ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on the 9th day of May, 1996.

                                          RKR-GP, INC., a Delaware corporation

                                          By      /s/  WILLIAM E. ROSENTHAL*

                                            ------------------------------------
                                                   William E. Rosenthal,
                                                         PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                         TITLE                         DATE
- ------------------------------------------------------  --------------------------------------  -----------------
              /s/  WILLIAM E. ROSENTHAL*                President and Director
     -------------------------------------------        (Principal Executive Officer)
                 William E. Rosenthal

                /s/  WILLIAM L. BRADY                   Vice President and Assistant Secretary
     -------------------------------------------        (Principal Accounting Officer)
                   William L. Brady

                /s/  BRYANT P. BYNUM*                   Vice President, Assistant Secretary           May 9, 1996
     -------------------------------------------        and Assistant Treasurer
                   Bryant P. Bynum                      (Principal Financial Officer)

                 /s/  TONY L. PRATER*                   Vice President and Director
     -------------------------------------------
                    Tony L. Prater

               /s/  JOSEPH C. PENSHORN*                 Treasurer and Director
     -------------------------------------------
                  Joseph C. Penshorn

                 /s/  HOWARD S. KATZ*                   Vice President and Director
     -------------------------------------------
                    Howard S. Katz

              /s/  R. RANDOLPH DEVENING*                Director
     -------------------------------------------
                 R. Randolph Devening

          *By         /s/  WILLIAM L. BRADY
     -------------------------------------------
                     William L. Brady
                     ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS

                                                                                                        SEQUENTIALLY
EXHIBIT NO.                                        DESCRIPTION                                          NUMBERED PAGE
- -----------  ----------------------------------------------------------------------------------------  ---------------
       1     Purchase Agreement between the Company and the Underwriters
       4     Form of Indenture between the Company and The Liberty Bank and Trust Company of Oklahoma
             City, National Association, as Trustee
      *5     Opinion of McAfee & Taft A Professional Corporation, including consent
     *12     Computation of Ratio of Earnings to Fixed Charges
     *15     Letter from Coopers & Lybrand, L.L.P. regarding unaudited financial information
     *23.1   Consent of Coopers & Lybrand, L.L.P.
     *23.2   Consent of Arthur Andersen LLP
     *23.3   Consent of Deloitte & Touche LLP
     *23.4   Consent of McAfee & Taft A Professional Corporation (included in Exhibit 5 hereto)
      24.1   Power of Attorney of the Registrant
      24.2   Powers of Attorney of the Additional Registrants
      25     Form T-1 Statement of Eligibility of Trustee under the Trust Indenture Act of 1939

- ------------------------
 *Filed herewith.
**To be filed by amendment.

                                                                       EXHIBIT 5

                               [MC&T LETTERHEAD]

                                  May 9, 1996

Foodbrands America, Inc.
1601 Northwest Expressway, Suite 1700
Oklahoma City, Oklahoma 73118-4100

Ladies and Gentlemen:

    Reference is made to your Amendment No. 2 to Registration Statement on Form S-3 (Registration No. 333-01911) to be filed with the Securities and Exchange Commission on May 9, 1996. Unless otherwise defined herein, capitalized terms used herein are defined as set forth in the above-mentioned Registration Statement.

    We have examined the corporate records of Foodbrands America, Inc. (the "Company"), have attended meetings of the Company's Board of Directors and have made such other investigations as we have deemed appropriate in order to express the opinions set forth herein. In addition, we have relied upon the factual representations made by the Company and the Subsidiary Guarantors in the Indenture.

    Based on and subject to the foregoing, we are of the opinion that:

        When issued to the Underwriters against payment therefor in accordance with the purchase agreement among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc. and Dillon, Read & Co. Inc., the Notes proposed to be sold by the Company and the Note Guarantees will be valid and binding obligations of the Company and the Subsidiary Guarantors, respectively, and each of such Notes and Note Guarantees will be enforceable against the Company and such Subsidiary Guarantors, respectively, in accordance with their terms.

    The opinions expressed herein as to the valid, binding and enforceable nature of the Notes and the Note Guarantees is subject to the exceptions that
(i) enforcement may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally, and (ii) enforcement is subject to general principles of equity (regardless of whether enforcement is considered a proceeding in equity or at law).

    We hereby consent to the inclusion of this opinion as an exhibit to the above-mentioned Registration Statement and to the reference to our firm under the caption "Legal Matters" in the Prospectus comprising a part of such Registration Statement.

                                                    Very truly yours,

                                               McAfee & Taft A Professional
                                                       Corporation